GeneSiC Semiconductor Inc. Financial Statements and Independent Auditor's Report December 31, 2021 and 2020

GeneSiC Semiconductor Inc. Index 1 Page Independent Auditor's Report 2 Financial Statements Balance Sheets 4 Statements of Operations 5 Statements of Stockholders' Equity 6 Statements of Cash Flows 7 Notes to Financial Statements 8

2 Independent Auditor's Report To the Management GeneSiC Semiconductor Inc. We have audited the financial statements of GeneSiC Semiconductor Inc., which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, stockholders' equity, and cash flows for the years then ended, and the related notes to the financial statements. In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of GeneSiC Semiconductor Inc. as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America. Basis for Opinion We conducted our audits in accordance with auditing standards generally accepted in the United States of America ("GAAS"). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of GeneSiC Semiconductor Inc. and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of Management for the Financial Statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about GeneSiC Semiconductor Inc.'s ability to continue as a going concern for one year after the date that the financial statements are available to be issued. Auditor's Responsibilities for the Audit of the Financial Statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

3 In performing an audit in accordance with GAAS, we: • Exercise professional judgment and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. • Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of GeneSiC Semiconductor Inc.'s internal control. Accordingly, no such opinion is expressed. • Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements. • Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about GeneSiC Semiconductor Inc.'s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. Los Angeles, California October 26, 2022

GeneSiC Semiconductor Inc. Balance Sheets December 31, 2021 and 2020 See Notes to Financial Statements. 4 2021 2020 Current assets Cash 941,414$ 581,754$ Accounts receivable 3,499,790 1,440,722 Inventory 884,594 379,036 Prepaid expenses and other 4,800 3,326 Total current assets 5,330,598 2,404,838 Property and equipment, net of accumulated depreciation and amortization 13,701 10,194 Total assets 5,344,299$ 2,415,032$ Current liabilities Accounts payable 718,511$ 433,035$ Accrued expenses 641,608 187,184 Total current liabilities 1,360,119 620,219 Commitments and contingencies Stockholder's equity Common stock, no par value, 5,000 shares authorized, issued, and outstanding 50,000 50,000 Retained earnings 3,934,180 1,744,813 Total stockholder's equity 3,984,180 1,794,813 Total liabilities and stockholder's equity 5,344,299$ 2,415,032$ Assets Liabilities and Stockholder's Equity

GeneSiC Semiconductor Inc. Statements of Operations Years Ended December 31, 2021 and 2020 See Notes to Financial Statements. 5 2021 2020 Revenue, net 14,408,643$ 6,505,525$ Cost of revenue 4,826,004 2,984,602 Gross profit 9,582,639 3,520,923 Selling, general and administrative 1,773,803 1,191,753 Operating income 7,808,836 2,329,170 Other income (expense) Other income 11 350,206 Other expense (73,225) (1,169) Total other income (expense) (73,214) 349,037 Net income 7,735,622$ 2,678,207$

GeneSiC Semiconductor Inc. Statements of Stockholders' Equity Years Ended December 31, 2021 and 2020 See Notes to Financial Statements. 6 Retained Shares Amount earnings Total Balance, January 1, 2020 5,000 50,000$ 1,411,606$ 1,461,606$ Distributions - - (2,345,000) (2,345,000) Net income - - 2,678,207 2,678,207 Balance, December 31, 2020 5,000 50,000$ 1,744,813$ 1,794,813$ Distributions - -$ (5,546,255)$ (5,546,255)$ Net income - - 7,735,622 7,735,622 Balance, December 31, 2021 5,000 50,000$ 3,934,180$ 3,984,180$ Common stock

GeneSiC Semiconductor Inc. Statements of Cash Flows Years Ended December 31, 2021 and 2020 See Notes to Financial Statements. 7 2021 2020 Cash flows provided by operating activities Net income 7,735,622$ 2,678,207$ Adjustments to reconcile net income to net cash provide by operating activities Depreciation and amortization 9,607 15,976 Gain on forgiveness of SBA loan - (350,038) Changes in operating assets and liabilities Accounts receivable (2,059,068) (371,123) Inventory (505,558) (160,959) Prepaid expenses and other (1,474) 1,516 Accounts payable 285,476 267,464 Accrued expenses 454,424 75,352 Net cash provided by operating activities 5,919,029 2,156,395 Cash flows from investing activities Purchases of property and equipment (13,114) (8,002) Net cash used in investing activities (13,114) (8,002) Cash flows from financing activities Distributions to stockholder (5,546,255) (2,345,000) Proceeds from SBA loan - 350,038 Net cash used in financing activities (5,546,255) (1,994,962) Net increase in cash 359,660 153,431 Cash, beginning 581,754 428,323 Cash, end 941,414$ 581,754$ Supplemental disclosure of cash flow information Forgiveness of SBA loan -$ 350,038$

GeneSiC Semiconductor Inc. Notes to Financial Statements December 31, 2021 and 2020 8 Note 1 - Business and summary of significant accounting policies Business GeneSiC Semiconductor Inc. (the "Company") was incorporated in the State of Maryland on May 10, 2004. In December 2004, the Company elected to be treated as an S-Corporation. In February 2022, the Company converted to a Delaware corporation. The principal business of the Company is to provide technical expertise in specialized engineering and scientific fields to the various federal government agencies and the supply of materials and equipment incidental to the technical knowhow. The Company also provides the silicon and silicon carbide products to commercial clients. Accounts receivable Accounts receivable are reported as the amount management expects to collect from outstanding balances. Management performs an analysis of the current status of each individual customer account to determine the appropriate level for the allowance for doubtful accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off against the allowance for doubtful accounts. Inventory Inventory consists of raw material, work-in-progress, and finished goods and is valued at the lower of cost or net realizable value with cost determined using the first-in, first-out cost method. The Company periodically reviews inventory for potential obsolescence based upon an aging analysis of the inventory on hand, specifically known inventory-related risks, and assumptions about future demand and market conditions. Inventory items determined to be impaired based on such review are reduced to their net realizable value. Property and equipment Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets, generally ranging from three to five years. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful life of the asset or the lease term. Expenditures for major renewals and improvements that extend the useful lives of property and equipment are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred. Long-lived assets The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In performing a review for impairment, the Company compares the carrying value of the assets with their estimated future undiscounted cash flows. If it is determined that an impairment has occurred, the loss would be recognized during that period. The impairment loss is calculated as the difference between the asset carrying values and the present value of estimated net cash flows or comparable market values, giving consideration to recent operating performance and pricing trends. There were no impairments of long-lived assets for the years ended December 31, 2021 and 2020. Deferred rent The Company records rent expense under its operating lease on a straight-line basis over the lease term. Deferred rent results from the difference between increasing monthly cash rent payments and the straight-line expense. There was no deferred rent balance as of December 31, 2021 and 2020.

GeneSiC Semiconductor Inc. Notes to Financial Statements December 31, 2021 and 2020 9 Revenue recognition Revenue from the sale of goods is recognized at a point in time when a contract exists with a customer that specifies an agreed upon sales price and when the performance obligation is satisfied by transferring the goods to the customer, which generally occurs upon shipment. Revenue is recognized at the amount that depicts the consideration the Company expects to be entitled to in exchange for those goods. Revenue is not recognized unless collectability under the contract is considered probable, the contract has commercial substance and the contract has been approved. Additionally, the contract must contain payment terms, as well as the rights and commitments of both parties. Revenue from the sale of goods amounted to $9,220,034 and $2,247,566 for the years ended December 31, 2021 and 2020, respectively. Contract revenue is recognized in three types of contracts. Contract revenue amounted to $5,188,609 and $4,257,959 for the years ended December 31, 2021 and 2020, respectively. The Company provides services under fixed fee, cost plus fee and time and material type contracts: • On fixed fee contracts, revenues are recognized on the basis of the estimated percentage of completion of services, the percentage being the ratio of direct labor hours worked to total contracted hours. • On cost plus fee type contracts, revenues are recognized as costs are incurred such as direct labor and other direct costs, indirect costs and the applicable fees earned. Reimbursable costs are included in both revenues and expenses. • For time and materials type contracts, revenues are recognized by the application of contract labor and material rates as services are performed. Advertising Advertising costs, which are included in other expenses, are expensed as incurred. Advertising costs charged to operations for the years ended December 31, 2021 and 2020 amounted to $16,619 and $451, respectively. Income taxes The Company is a qualified "S" corporation. Earnings and losses for tax reporting purposes are included in the personal income tax returns of the stockholders. Accordingly, no provision for income taxes has been reflected in these financial statements. State income tax expense for the Company is based upon transactions entering into the pretax operating results, using the statutory tax rates applicable to "S" corporations. The Company expects to pay the necessary distributions to satisfy the stockholder's estimated personal income tax liabilities based upon the Company's taxable income, if any. When necessary, the Company recognizes interest and penalties associated with tax matters as part of operating expenses and includes accrued interest and penalties with accrued expenses in the balance sheets. The Company has no unrecognized tax benefits at December 31, 2021 and 2020. The Company's federal and state income tax returns prior to fiscal year 2018 and 2017, respectively, are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

GeneSiC Semiconductor Inc. Notes to Financial Statements December 31, 2021 and 2020 10 Use of estimates The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Recently adopted accounting pronouncements In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014- 09, Revenue from Contracts with Customers (Topic 606) providing new revenue recognition guidance that superseded existing revenue recognition guidance. The update, as amended, requires the recognition of revenue related to the transfer of goods or services to customers and reflects the consideration to which the entity expects to be entitled in exchange for those goods or services, as well as additional qualitative and quantitative disclosures about revenues. The Company adopted the new revenue recognition guidance as of January 1, 2020 using the modified retrospective method of transition for all contracts that were not completed as of that date. Adoption of the new revenue recognition guidance did not have an impact on the timing of the Company's revenue recognition. Subsequent events The Company has evaluated subsequent events through October 26, 2022, which is the date the financial statements were available to be issued (see Note 9). Note 2 - Business and credit concentrations Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash. The Company maintains its cash with high credit quality financial institutions. At times, such amounts may exceed federally insured limits. At December 31, 2021 and 2020, the Company had cash in excess of federally insured limits. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties. As of December 31, 2021 and 2020, there were no losses incurred with respect to excess amounts over the FDIC insured limits. At December 31, 2021 and 2020, the Company had four customers that accounted for approximately 74% of its accounts receivable and one customer that accounted for approximately 89% of its accounts receivable, respectively. For the years ended December 31, 2021 and 2020, two customers accounted for approximately 33% and 45% of the Company's revenues, respectively. During the years ended December 31, 2021 and 2020, the Company sourced approximately 73% of its inventories from three vendors and 72% of its inventory from one vendor, respectively.

GeneSiC Semiconductor Inc. Notes to Financial Statements December 31, 2021 and 2020 11 Note 3 - Inventory At December 31, 2021 and 2020, inventory consisted of the following: 2021 2020 Raw material 187,617$ 104,417$ Work in progress 480,547 169,661 Finished goods 216,430 104,958 884,594$ 379,036$ Note 4 - Property and equipment At December 31, 2021 and 2020, property and equipment consist of the following: 2021 2020 Computer and other equipment 293,779$ 280,779$ Software 5,615 5,615 299,394 286,394 Less accumulated depreciation and amortization 285,693 276,200 13,701$ 10,194$ For the years ended December 31, 2021 and 2020, depreciation and amortization expense was $9,607and $15,976, respectively. Note 5 - Commitments and contingencies Lease commitments The Company leases its corporate office from a related party under common control under a noncancelable operating lease expiring in February 2024. For the years ended December 31, 2021 and 2020, total rental expenses under the operating leases that have initial or remaining lease terms in excess of one year is $128,520 and $220,320, respectively. The following is a schedule by years of future minimum lease payments at December 31, 2021 required under the operating leases that have initial or remaining noncancelable terms in excess of one year: 2022 76,748$ 2023 76,748 2024 12,791 166,287$

GeneSiC Semiconductor Inc. Notes to Financial Statements December 31, 2021 and 2020 12 COVID-19 In early 2020, the coronavirus that causes COVID-19 was reported to have surfaced in China. The spread of this virus globally in early 2020 has caused temporary business disruption in China, Taiwan, the Philippines and domestically in the United States, the area in which the Company is headquartered. While the disruption is currently expected to be temporary, there is considerable uncertainty around the duration of this uncertainty. Therefore, while the Company expects this matter to negatively impact the Company's financial condition, results of operations, or cash flows, the extent of the financial impact and duration cannot be reasonably estimated at this time. Note 6 – Related party transaction The Company leases office space from a separate entity owned by the stockholder of the Company (see Note 5). Note 7 - SBA loan In conjunction with the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act") being passed by Congress in March 2020, the Company applied for a Small Business Administration ("SBA") loan as outlined in the Small Business Debt Relief Program. This program provides immediate relief to small business with non-disaster SBA loans. On April 11, 2020, the SBA approved a loan amount of $350,038. The loan has a two-year maturity and includes a fixed interest rate of 1% per year until the maturity date. On May 20, 2021, the SBA forgave the balance and accrued interest of the loan. The Company recorded the gain on forgiveness of the loan in other income for the year ended December 31, 2020. Note 8 - Profit-sharing plan The Company maintains a profit-sharing plan covering substantially all employees. The profit-sharing plan is open to all employees for participation in the first quarter following the date of hire or during the open enrollment periods every quarter thereafter. The Company contributes to the plan based on profits earned. Contributions made by the Company are immediately 100% vested. For the years ended December 31, 2021 and 2020, the Company made $177,960 and $142,126 in contributions to the plan, respectively. Note 9 - Subsequent events On August 15, 2022, Navitas Semiconductor Corporation ("Navitas") acquired the Company, in exchange for consideration consisting of $100,000,000 in cash and 24,883,161 shares of Navitas common stock. The acquisition was consummated pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among the Navitas, Gemini Acquisition LLC, a Delaware limited liability company and a wholly owned direct subsidiary of the Company ("Merger Sub"), the Company, and the stockholders of the Company. Pursuant to the Merger Agreement and immediately after its execution and delivery, the Company merged with and into Merger Sub (the "Merger"), with Merger Sub as the surviving entity and continuing to operate the GeneSiC business after the Merger as a wholly owned subsidiary of Navitas. The Merger Agreement also includes possible earn-out payments of up to $25,000,000, conditioned on revenue targets for the GeneSiC business over the four fiscal quarters ending September 30, 2023.